Exhibit 10.2

FIRST AMENDMENT TO THE CREDIT AGREEMENT
This First Amendment to the Credit Agreement (this “Amendment”), dated as of June 29, 2016, is made among Sprint Communications, Inc., (the “Borrower”), and Mizuho Bank, Ltd. (the “Administrative Agent”), as administrative agent and lender.

RECITALS
A.    This Amendment amends the Credit Agreement, dated as of April 28, 2016, among the Borrower, the other Loan Parties party thereto, each Lender from time to time party thereto, and Mizuho Bank, Ltd., as administrative agent (as the same may be amended or supplemented from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein have the meanings as defined in the Credit Agreement.
B.    The Lenders, by the execution of this Amendment, hereby consent to the amendments to the Credit Agreement hereunder in accordance with Section 9.02(b)(v) of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:
1.    Amendments.

(a)The definition of “Required Lenders” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

““Required Lenders” means two or more Lenders (unless there is only a single Lender, in which case, such Lender) having outstanding Loans (if any) and unused Commitments representing, in the aggregate, more than 50% of the sum of the total Loans and unused Commitments at such time.”

2.    Miscellaneous.

(a)    Effective Date. The effective date of this Amendment is June 29, 2016 (the "Effective Date").

(b)    Full Force and Effect. Except as expressly amended by Section 1 above, all terms and conditions of the Credit Agreement shall remain in full force and effect.

(c)    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(d)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPRINT COMMUNICATIONS, INC., as Borrower

By:
/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Signature Page to First Amendment to the Credit Agreement

MIZUHO BANK, LTD., as Lender
By:
/s/ Nobuhide Hayashi
Name: Nobuhide Hayashi
Title: President & CEO

Signature Page to First Amendment to the Credit Agreement

NEW PARENT GUARANTOR:
SPRINT CORPORATION

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Signature Page to First Amendment to the Credit Agreement

GUARANTORS:

TEXAS UNWIRED

By: Louisiana Unwired, LLC,
its Partner

By:    /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

By: SprintCom, Inc.,
its Partner

By:    /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

C FON CORPORATION

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Assistant Treasurer

UNITED TELECOMMUNICATIONS, INC.

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Assistant Treasurer

EACH OF THE OTHER GUARANTORS LISTED ON ANNEX I ATTACHED HERETO

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

Signature Page to First Amendment to the Credit Agreement

MIZUHO BANK, LTD., as Administrative Agent
By:
/s/ Nobuhide Hayashi
Name: Nobuhide Hayashi
Title: President & CEO

Signature Page to First Amendment to the Credit Agreement